SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                     _________________________

                             FORM 8-K

                          CURRENT REPORT



         Pursuant to Section 13 or 15(d) of the Securities
                       Exchange Act of 1934

                     _________________________


  Date of Report (date of earliest event reported):  JUNE 18, 2002



                 WAUSAU-MOSINEE PAPER CORPORATION

      (Exact name of registrant as specified in its charter)



     WISCONSIN                1-13923             39-0690900
     (State or other     (Commission File         (IRS Employer
     jurisdiction of          Number)             Identification
     incorporation)                               Number)


                      1244 KRONENWETTER DRIVE
                      MOSINEE, WI 54455-9099

   (Address of principal executive offices, including Zip Code)

                          (715) 693-4470
        Registrant's telephone number, including area code



 ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On June 18, 2002, Wausau-Mosinee Paper Corporation (the "Company") dismissed Arthur Andersen, LLP ("Andersen") as the Company's independent accountant and appointed Deloitte & Touche, LLP ("Deloitte") as independent accountant to audit the financial statements of the Company for 2002. Andersen was appointed independent accountant in October, 2001 and issued a report on the Company's financial statements for the 2001 fiscal year. The dismissal of Andersen and the appointment of Deloitte were recommended by the Audit Committee of the Board of Directors.

     The report of Andersen on the Company's financial statements for the fiscal year ended December 31, 2001 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

     In connection with the audit for the 2001 fiscal year and through June 18, 2002, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Andersen, would have caused Andersen to make reference to them in its report on the financial statements for the 2001 fiscal year.

     During the fiscal year ended December 31, 2001 and through June 18, 2002, no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K) occurred.

     The Company provided Andersen with a copy of the disclosures it is making herein prior to the filing of this report and requested that Andersen furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter, dated June 18, 2002, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

          During the two most recent fiscal years and through June 18, 2002, the Company did not consult with Deloitte regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit option that might be rendered on the Company's financial statements, or (ii) any matter that was either the subject of disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).


 ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

 (C) EXHIBITS.

     16.1 Letter from Arthur Andersen LLP dated June 18, 2002.

     99.1 Press Release dated June 18, 2002.
                                  -2-

                            SIGNATURES


 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   WAUSAU-MOSINEE PAPER CORPORATION



 Date: June 18, 2002               By:  SCOTT P. DOESCHER

                                        Scott P. Doescher
                                        Senior Vice President, Finance

                           EXHIBIT INDEX
                                TO
                             FORM 8-K
                                OF
                 WAUSAU-MOSINEE PAPER CORPORATION
                        DATED JUNE 18, 2002
           Pursuant to Section 102(d) of Regulation S-T
                      (17 C.F.R. Section 232.102(d))



 EXHIBIT  DESCRIPTION


 16.1 Letter to Securities and Exchange Commission dated June 18, 2002 from Arthur Andersen LLP.

 99.1  Press Release dated June 18, 2002.